                                                                   EXHIBIT 10.14

                         REGISTRATION RIGHTS AGREEMENT



          REGISTRATION RIGHTS AGREEMENT dated as of October 17, 1996, by and between Digital Video Systems, Inc., a Delaware corporation (the "Company"), and the individuals named on the signature pages hereto (the "Shareholders").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, pursuant to the Agreement and Plan of Merger dated as of
October   , 1996, by and among the Company, Digital Video Acquisition Co.
("Acquisition Co."), ViComp Technology, Inc., a Delaware corporation ("ViComp") and the Shareholders (the "Merger Agreement"), Acquisition Co. will be merged with and into ViComp with ViComp as the surviving corporation in such merger in a transaction intended to qualify as a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Merger"); and

          WHEREAS, the Merger Agreement provides that the Shareholders will have certain incidental registration rights and it is a condition to the consummation of the Merger that each of the Shareholders and the Company enter into this Registration Rights Agreement;

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          1.1  Defined Terms.  Capitalized terms used herein but not otherwise
               -------------
defined shall have the meaning given to such terms in the Merger Agreement.

          "Closing" shall mean the consummation of the Merger and the
           -------
transactions contemplated thereby by the Company, Acquisition Co., ViComp and the Shareholders.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations promulgated thereunder as the same may be amended from time to time.

          "Fair Market Value" shall mean the closing sales price for the
           -----------------
Company's common stock or other traded securities of the Company, or the closing bid if no sales were reported, as quoted on the Nasdaq National Market or Nasdaq Small Cap Market, or on the principal established stock exchange as the Company's stock shall become listed for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

          "Person" shall mean any individual, partnership, joint venture,
           ------
corporation, limited liability company, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or any department or agency thereof or other entity of any nature whatsoever.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and all rules and regulations promulgated thereunder as the same may be amended from time to time.

          "Shareholder Common Stock" shall mean the 491,253 shares of the
           ------------------------
Company's common stock issued to the Shareholders pursuant to the Merger Agreement.


                                   ARTICLE II
                              TRANSFERS OF SHARES
                              -------------------

          2.1  Investment Intention; No Resales.  Each Shareholder hereby
               --------------------------------
represents and warrants that he is acquiring the Shareholder Common Stock for investment solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Shareholder agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Shareholder Common Stock, or solicit any offers to purchase or otherwise acquire or take a pledge of any shares of the Shareholder Common Stock, unless such offer, transfer, sale, assignment pledge, hypothecation or other disposition complies with the provisions of this Agreement and (i) such transfer, sale, assignment, pledge or hypothecation or other disposition is pursuant to an effective registration statement under the Securities Act and has been registered under all applicable state securities or "blue sky" laws or (ii) the Shareholder shall have furnished the Company with a written opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or "blue sky" laws.

          2.2  Restrictive Legend.  Each certificate representing shares of
               ------------------
Shareholder Common Stock which is issued to the Shareholder on or after the date hereof shall bear the following legend on the face thereof:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH REGISTRATION

                                       2.

          RIGHTS AGREEMENT AND UNLESS REGISTERED UNDER SAID ACT, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE IN THE OPINION OF COUNSEL FOR THE COMPANY.

     2.3  Shareholder Common Stock Unregistered.  Each Shareholder acknowledges
          -------------------------------------
and represents that he has been advised by the Company that:

          (a) the offer and sale of the Shareholder Common Stock have not been registered under the Securities Act;

          (b) the Shareholder Common Stock must be held and the Shareholder must continue to bear the economic risk of the investment in the Shareholder Common Stock until (i) the Shareholder Common Stock is registered pursuant to an effective registration statement under the Securities Act and all applicable state securities laws or (ii) an exemption from such registration is available;

          (c) when and if shares of the Shareholder Common Stock may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule;

          (d) if the Rule 144 exemption is not available, public offer or sale of Shareholder Common Stock without registration will require compliance with some other exemption under the Securities Act;

          (e) a restrictive legend in the form set forth Section 2.2 above shall be placed on the certificates representing the Shareholder Common Stock; and

          (f) a notation shall be made in the appropriate records of the Company indicating that the Shareholder Common Stock is subject to restrictions on transfer, and appropriate stop-transfer instructions will be issued to the Company's transfer agent with respect to the Shareholder Common Stock.

     2.4  Rule 144 Reporting.  The Company agrees to use its best efforts to:
          ------------------

          (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the Effective Date;

          (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) So long as any Shareholder owns any Shareholder Common Stock issued to such Shareholder pursuant to the Merger Agreement, inform such person upon request as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the

                                       3.

Exchange Act, and provide a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed as may reasonably be requested in availing such Shareholder of any rule or regulation of the SEC allowing a sale of any such securities without registration.

Anything to the contrary contained in this Section 2.4 notwithstanding, the Company may deregister any of its securities under the Exchange Act if it is then permitted to do so pursuant to the Exchange Act. Nothing in this Section shall be deemed to limit in any manner the restriction on sales of Shareholder Common Stock contained in this Agreement.


                                  ARTICLE III
                              REGISTRATION RIGHTS
                              -------------------

     3.1  Demand Registration.  If at any time commencing ten months from the
          -------------------
date of the Company's initial public offering on Form SB-2, the Company shall receive from holders of at least 50% of the shares of Shareholder Common Stock held by Shareholders other than Dr. Edmund Sun, a written request that the Company effect any registration of Shareholder Common Stock, the Company will:

          (a) promptly give written notice of the proposed registration to all other Shareholders; and

          (b) file a registration statement (on Form S-3 or any successor form or on Form S-1 if Form S-3 is not then available) with the SEC within 75 days after the initiating Shareholders request and use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale and distribution of such shares of Shareholder Common Stock as are specified in such request, together with all Shareholder Common Stock of any Shareholders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company;

     Provided, however that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

          (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                       4.

          (ii)  If, at such time as a request for registration pursuant to this
Section 3.1 is pending, the Company has already effected one such registration pursuant to this Section 3.1, and such registration has been declared or ordered effective; or

          (iii) During the period starting with the date 60 days prior to the filing of, and ending on a date three months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Shareholder Common Stock).

     3.2  Right to Include Securities.  If at any time during the period ending
          ---------------------------
24 calendar months from the Effective Date the Company proposes to register any shares of its common stock under the Securities Act on Forms S-1, S-2, S-3 or SB-2 or any successor or similar forms (except for (i) registrations on such forms solely for registration of Shareholder Common Stock in connection with any warrants, option, employee benefit or dividend reinvestment plan or a merger or consolidation, (ii) registrations of Shareholder Common Stock relating to the exercise of warrants that were included in the units sold in the Company's initial public offering and (iii) any underwritten public offering for which a registration statement is filed with the SEC within 90 days of the Effective
Date), whether or not for sale for its own account, it will each such time as soon as practicable give written notice of its intention to do so to the Shareholders. Upon the written request (which request shall specify the total number of shares of Shareholder Common Stock intended to be disposed of by the Shareholders) of any Shareholder made within 15 days after the receipt of any such notice (10 days if the Company gives telephonic notice with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Shareholder Common Stock held by the Shareholders which the Company has been so requested to register for sale in the manner initially proposed by the Company. If the Company thereafter determines for any reason in its sole discretion not to register or to delay registration of the common stock, the Company may, at its election, give written notice of such determination to the Shareholder and (i) in the case of a determination not to register, shall be relieved of the obligation to register any Shareholder Common Stock in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shareholder Common Stock of the Shareholder for the same period as the delay in registration of such other securities.

     3.3  Priority in Incidental Registration.  In a registration pursuant to
          -----------------------------------
this Article III, if the managing underwriter of any such underwritten offering shall inform the Company by letter of its belief that the number of shares of Shareholder Common Stock to be included in such registration would adversely affect its ability to effect such offering, then the Company will be required to include in such registration only that number of shares of Shareholder Common Stock which it is so advised should be included in such offering. Shares of Shareholder Common Stock proposed by the Company to be registered for issuance by the Company shall have the first priority and all other shares of Shareholder Common Stock to be registered,including any and

                                       5.

all shares of Shareholder Common Stock owned by the Shareholders shall be given second priority without preference among the relevant holders. If less than all of the shares of Shareholder Common Stock are to be registered, such shares of Shareholder Common Stock shall be included in the registration pro rata based on the total number of shares sought to be registered other than for issuance by the Company.

     3.4  Custody Agreement and Power of Attorney.  Upon delivering a request
          ---------------------------------------
under this Article III, each of the Shareholders seeking registration of its shares of Shareholder Common Stock will, if requested by the Company, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to such Selling Securityholder's (defined below) shares of Shareholder Common Stock to be registered pursuant to this Article III (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things that such Selling Securityholder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Shareholder Common Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as such Selling Securityholder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Selling Securityholder's behalf with respect to the matters specified therein. Such Selling Securityholder shall also execute such other agreements as the Company may reasonably request to further evidence the provisions of this
Article III.

     3.5  Registration Procedures.  In connection with the Company's obligations
          -----------------------
pursuant to this Article III, the Company will use all reasonable efforts to effect such registration and the Company will promptly:

          (a) prepare and file with the SEC as soon as practicable after request for registration hereunder the requisite registration statement to effect such registration and use all reasonable efforts to cause such registration statement to become effective and to remain continuously effective until the earlier to occur of (x) 180 days following the date on which such registration statement is declared effective or (y) the termination of the offering being made thereunder;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Shareholder Common Stock covered by such registration statement until such Shareholder Common Stock has been sold or such lesser period of time as the Company, any seller of such Shareholder Common Stock or any underwriter is required under the Securities Act to deliver a prospectus in accordance with the intended methods of disposition by the sellers of such Shareholder Common Stock set forth in such registration statement or supplement to such prospectus;

                                       6.

          (c) furnish to each and any stockholder which owns shares of Shareholder Common Stock covered by such registration statement (the "Selling Securityholders") and the managing underwriter, if any, at least one executed original of the registration statement and such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act as may reasonably be requested by such Selling Securityholder.

          (d) use all reasonable efforts (i) to register or qualify all shares of Shareholder Common Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions where an exemption is not available as the Selling Securityholders shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable the Selling Securityholders to consummate the disposition in such jurisdictions of such Shareholder Common Stock, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject itself to taxation in any such jurisdiction or take any action which would subject it to general service of process in any such jurisdiction;

          (e) notify the Selling Securityholders and the managing underwriter, if any, promptly, and confirm such advice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the registered securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or information becoming known which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the registered securities for sale in any jurisdiction, at the earliest possible moment;

          (g) upon the occurrence of any event contemplated by clause (e)(v) above, prepare a supplement or post-effective amendment to the applicable registration statement or

                                       7.

related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (h) use its best efforts to furnish to the Selling Securityholders a signed counterpart, addressed to the Selling Securityholders and the underwriters, if any, of (A) an opinion of counsel for the Company, and (B) a "comfort" letter, signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's letters delivered to underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountant's letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the Selling Securityholders or the underwriters may reasonably request;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to the Selling Securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, no later than 90 days after the end of any 12-month period beginning after the effective date of a registration statement pursuant to which shares of Shareholder Common Stock are sold, which statement shall cover such 12-month period;

          (j) cooperate with Selling Securityholders and the managing underwriters if any, to facilitate the timely preparation and delivery of certificates representing shares of Shareholder Common Stock to be sold; and enable such shares of Shareholder Common Stock to be in such denominations and registered in such names as the Selling Securityholders or the managing underwriters, if any, may request at least two business days prior to any sale of shares of Shareholder Common Stock to the underwriters;

          (k) use its best efforts to cause the shares of Shareholder Common Stock covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Securityholder(s) or the underwriters, if any, to consummate the disposition of such shares of Shareholder Common Stock;

          (l) cause all shares of Shareholder Common Stock covered by the registration statement to be listed on each securities exchange, if any, or Nasdaq, on which securities of such class, series and form issued by the Company, if any, are then listed or traded if requested by the managing underwriters, if any, or the holders of a majority of the shares or units of Shareholder Common Stock covered by the registration statement and entitled hereunder to be so listed;

                                       8.

          (m) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation by any underwriter (including any qualified independent underwriter that is required to be retained in accordance with the rules and regulations of the NASD); and

          (n) as soon as practicable prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement) provide copies of such document to the Selling Securityholders and to the managing underwriters, if any, and make the Company's representatives available for discussion of such document and consider in good faith making such changes in such document prior to the filing thereof as the Selling Securityholders or such underwriters may reasonably request.

     The Company may require each Selling Securityholder to furnish to the Company such information regarding such Selling Securityholder and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act.

     Each of the Shareholders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5(e)(ii), (iii), (iv), (v) or (vi) hereof, it will forthwith discontinue disposition pursuant to such registration statement of any shares of Shareholder Common Stock covered by such registration statement or prospectus until its receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed (and the period of such discontinuance shall be excluded from the calculation of the period specified in clause (x) of Section 3.5(a)) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such securities in effect at the time of receipt of such notice. Each of the Shareholders agrees to furnish the Company a signed counterpart, addressed to the Company and the underwriters, if any, of an opinion of counsel covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of selling stockholder's counsel delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions are customarily dated) and such other legal matters as the Company or the underwriters may reasonably request.

     3.6  Incidental Underwritten Offerings.  If the Company at any time
          ---------------------------------
proposes to register any shares of its common stock under the Securities Act as contemplated by Section 3.2 and such shares are to be distributed by or through one or more underwriters, the Company and the Securityholders who hold shares of Shareholder Common Stock to be distributed by such underwriters in accordance with Section 3.2 hereof shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of them and that

                                       9.

any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Company may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of the Selling Securityholders to and for the benefit of such underwriters shall also be made to and for the benefit of the Company.

     3.7  Preparation; Reasonable Investigation.  In connection with the
          -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Selling Securityholders, the underwriters and their respective counsel and accountants the opportunity (but such Persons shall not have the obligation) to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and, to the extent practicable, each amendment thereof or supplement thereto, and will give each of them such access to its books and records (to the extent customarily given to the underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Securityholders, and the underwriters' respective outside counsel to conduct a reasonable investigation within the meaning of the Securities Act.

     3.8  Limitations, Conditions and Qualifications to Obligations under
          ---------------------------------------------------------------
Registration Covenants.  The obligations of the Company to use its reasonable
----------------------
efforts to cause shares of Shareholder Common Stock to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

          (a) The Company shall be entitled to postpone for a reasonable period of time the filing or effectiveness of, or suspend the rights of Selling Securityholders to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder (but the duration of such postponement or suspension may not exceed the earlier to occur of (w) 15 days after the cessation of the circumstances described in clauses (i) and (ii) below or (x) 120 days after the date of the determination of the Board of Directors referred to below, and the duration of such postponement or suspension shall be excluded from the calculation of the period specified in clause (x) of Section 3.5(a)) if the Board of Directors of the Company determines in good faith that (i) there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time could be adverse to the Company's interests or
(ii) the Company has filed a registration statement with the SEC. such registration statement has not yet been declared effective, the Company is using its reasonable best efforts to have such registration statement declared effective, and the underwriters with respect to such registration advise that such registration would be adversely affected. If the Company shall so delay the filing of a registration statement, it shall, as promptly as possible, notify the Selling Securityholders of such determination, and the Selling Securityholders shall have the right (y) in the case of a postponement of the filing or effectiveness of a registration statement to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of the Company's notice or (z) in the case of a suspension of the right to

                                       10.

make sales, to receive an extension of the registration period equal to the number of days of the suspension.

          (b) The Company's obligations shall be subject to the obligations of the Selling Securityholders, which each of the Shareholders hereby acknowledges, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such registration statement.

          (c) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant hereto unless such audit is requested by the underwriters with respect to such registration.

     3.9  Expenses.  The Company will pay all reasonable out-of-pocket costs and
          --------
expenses incurred in connection with each registration of Shareholder Common Stock pursuant to this Agreement, including, without limitation, any and all filing fees payable to the SEC, fees with respect to filings required to be made with stock exchanges, Nasdaq and the NASD, fees and expenses of compliance with state securities or blue sky laws, printing expenses, fees and disbursements of counsel and accountants of the Company, including costs associated with comfort letters, and fees and expenses of other Persons retained by the Company, but excluding underwriters' expenses (including discounts, commissions and fees of underwriters and expenses included therein of selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the securities being registered) and legal expenses of any Person other than the Company) but including fees and expenses of any qualified independent underwriter required to participate in such registration pursuant to applicable law or the requirements of the NASD, The Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of securities law liability insurance and rating agency fees, if any.

     3.10 Indemnification.
          ---------------

          (a) Indemnification by the Company.  In connection with any
              ------------------------------
registration pursuant hereto in which shares of Shareholder Common Stock are to be disposed of, the Company shall indemnify and hold harmless, to the full extent permitted by law, each of the Shareholders and, when applicable, its officers, directors, agents and employees and each Person who controls any of the Shareholders (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any loss, claim, damage, liability or expense resulting from the failure to keep a prospectus current, except insofar as the same (i) are caused by or contained in any information furnished in writing to the Company by any member of the Shareholder Group

                                       11.

expressly for use therein or (ii) are caused by any of the Shareholders' failure to deliver a copy of the current prospectus after the Company has furnished any such Shareholders with a sufficient number of copies of such prospectus or (iii) arise in respect of any offers to sell or sales made during any period when any of the Shareholders is required to discontinue sales under
Section 3.5(e). The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Shareholders and shall enter into an indemnification agreement with such Persons containing such terms, if requested.

          (b) Indemnification by the Shareholders.  In connection with each
              -----------------------------------
registration statement effected pursuant hereto in which shares of Shareholder Common Stock are to be disposed of, each of the Shareholders shall, severally and jointly, indemnify and hold harmless, to the full extent permitted by law, the Company, each other Selling Securityholder and their respective directors officers agents and employees and each Person who controls the Company and each other Selling Securityholder (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in such registration statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Shareholders to the Company expressly for inclusion in such registration statement or prospectus. In no event shall the liability of the Shareholders hereunder be greater in amount than the dollar amount of the proceeds received by the Shareholders upon the sale of the securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings.  Any Person entitled to
              --------------------------------------
indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it shall seek indemnification and shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any
                                                  --------  -------
Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party shall have agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (iii) in the opinion of outside counsel to such Person there may be one or more legal defenses available to such Person which are different from or in addition to those available to the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party shall be

                                       12.

required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a written release in form and substance reasonably satisfactory to such indemnified party from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of outside counsel to an indemnified party a conflict of interest as to the subject matter exists between such indemnified party and another indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel for such indemnified party.

          (d) Contribution.  If for any reason the indemnification provided for
              ------------
herein is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated hereby, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claims damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that in no event shall the liability of the Shareholders for such contribution and indemnification exceed, in the aggregate, the dollar amount of the proceeds received by the Shareholders upon the sale of securities giving rise to such indemnification and contribution obligation.

     3.11 Participation in Underwritten Registrations.  None of the Shareholders
          -------------------------------------------
or their Permitted Transferees may participate in any underwritten registration hereunder unless each of the Shareholders or their Permitted Transferees which is a Selling Securityholder (a) agrees to sell such its shares of Shareholder Common Stock on the basis provided in and in compliance with any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Exchange Act, and (b) completes and executes all questionnaires, appropriate and limited powers-of-attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that all such documents shall be consistent with the
              --------
provisions hereof.


                                   ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

     4.1  Recapitalizations, Exchanges, Etc. Affecting Shareholder Common Stock.
          ---------------------------------------------------------------------
The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Shareholder Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shareholder Common Stock, by reason of any stock dividend, stock split, stock issuance, reverse

                                       13.

stock split, combination recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, amounts hereunder shall be appropriately adjusted by the Board of Directors of the Company.

     4.2  Binding Effect.  The provisions of this Agreement shall be binding
          --------------
upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under this Agreement, such transferee shall be deemed the Shareholder hereunder; provided, however, that no transferee shall derive any rights under
           --------
this Agreement unless and until such transferee has executed and delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

     4.3  Amendment; Waiver.  This Agreement may be amended only by a written
          -----------------
instrument signed by the parties hereto. No waiver by either party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

     4.4  Notices.  All notices, requests, demands and other communications
          -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express) and
                                                  ----
upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

          (a)  if to the Company, addressed to:

               Digital Video Systems, Inc.
               2710 Walsh Avenue
               Santa Clara, CA 95051
               Attn:  Robert B. Pfannkuch

               with a copy to:

               Troy & Gould
               1801 Century Park East
               Suite 1600
               Los Angeles, CA 90067
               Attn:  Sanford J. Hillsberg, Esq.

          (b) If to a Shareholder, to him at his address set forth on the signature pages hereto.

                                       14.

     4.5  Governing Law.  This Agreement shall be governed by and construed,
          -------------
interpreted and the rights of the parties determined in accordance with the laws of the State of California without regard to choice of law principles hereof.

     4.6  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     4.7  Invalidity.  In the event that any one or more of the provisions
          ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     4.8  Cumulative Remedies.  All rights and remedies of the party hereto are
          -------------------
cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     4.9  Waiver of Right to Trial by Jury.  Each party to this Agreement hereby
          --------------------------------
waives its rights to a trial by jury.

     4.10 Injunctive Relief.  The Shareholder and his Permitted Transferees each
          -----------------
acknowledges and agrees that a violation of any of the terms of this Agreement will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that the Company shall be entitled to an injunction restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

                                       15.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         DIGITAL VIDEO SYSTEMS, INC.


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

                                         SHAREHOLDERS:



                                         --------------------------------------
                                         Name:  Dr. Edmund Sun
                                         Address:



                                         --------------------------------------
                                         Name:  James W. Kirkpatrick, Jr.
                                         Address:



                                         --------------------------------------
                                         Name:  Lish Chen
                                         Address:



                                         --------------------------------------
                                         Name:  Michael Mruzik
                                         Address:



                                         --------------------------------------
                                         Name:  Mihailo Stojancic
                                         Address:



                                         --------------------------------------
                                         Name:  Tai Sato
                                         Address:



                                         --------------------------------------
                                         Name:  Francis Hung
                                         Address:

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page

ARTICLE I       DEFINITIONS...................................         1
  1.1           Defined Terms.................................         1

ARTICLE II      TRANSFERS OF SHARES...........................         2
  2.1           Investment Intention; No
                Resales.......................................         2
  2.2           Restrictive Legend............................         2
  2.3           Shareholder Common Stock
                Unregistered..................................         3
  2.4           Rule 144 Reporting............................         3

ARTICLE III     REGISTRATION RIGHTS...........................         4
  3.1           Right to Include Securities...................         4
  3.2           Priority in Incidental
                Registration..................................         5
  3.3           Custody Agreement and Power
                of Attorney...................................         5
  3.4           Registration Procedures.......................         5
  3.5           Incidental Underwritten
                Offerings.....................................         9
  3.6           Preparation; Reasonable
                Investigation.................................         9
  3.7           Limitations, Conditions and
                Qualifications to obligation
                under Registration Covenants..................          9
  3.8           Expenses......................................         10
  3.9           Indemnification...............................         10
  3.10          Participation in
                Underwritten Registrations....................         12

ARTICLE IV      MISCELLANEOUS.................................         13
  4.1           Recapitalizations, Exchanges, Etc.
                Affecting Shareholder
                Common Stock................................           13
  4.2           Binding Effect................................         13
  4.3           Amendment; Waiver.............................         13
  4.4           Notices.......................................         13
  4.5           Governing Law.................................         14
  4.6           Counterparts..................................         14
  4.7           Invalidity....................................         14
  4.8           Cumulative Remedies...........................         14
  4.9           Waiver of Right to Trial by
                Jury..........................................         14
  4.10          Injunctive Relief.............................         14

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